                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                        August 23, 2000 (August 13, 2000)



                          FOX ENTERTAINMENT GROUP, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                     1-14595                 95-4066193
 ------------------------     -----------------        -------------------
  (State or Other             (Commission File         (IRS Employer
   Jurisdiction of             Number)                  Identification No.)
   Incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
          -------------------------------------------------------------
                    (Address of Principal Executive Offices)


                    Registrant's Telephone Number, including
                            area code: (212) 852-7111


          -------------------------------------------------------------
                 (Former Address, if changed since last report)
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Item 5:     Other Events
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            On August 13, 2000, The News Corporation Limited ("News Corporation"
or "Buyer") entered into an Agreement and Plan of Merger by and among it, Chris-Craft Industries, Inc. ("Chris-Craft"), News Publishing Australia Limited ("NPAL"), and Fox Television Holdings, Inc. (the "Chris-Craft Merger
Agreement").

            Pursuant to the Chris-Craft Merger Agreement, Chris-Craft will merge with a subsidiary of Buyer (the "Chris-Craft Merger") and each Chris-Craft stockholder will receive, in exchange for each share of Chris-Craft stock, a combination of $34 in cash and 1.1591 preferred American Depositary Receipts of Buyer ("preferred ADRs," each of which represents four shares of Buyer's Preferred Limited Voting Ordinary Shares). Alternatively, each Chris-Craft stockholder will be entitled to elect to receive, in exchange for each share of Chris-Craft stock, either $85 in cash or 1.9318 preferred ADRs; provided, however, that this election is subject to the limitation that 40 percent of the total consideration to be paid to the stockholders of Chris-Craft in the transaction will be paid in cash and 60 percent in preferred ADRs. If the transaction closes after August 13, 2001, the consideration paid to the stockholders of Chris-Craft will be increased by $1.00 per share. It is intended that the receipt of the preferred ADRs will be tax-free to Chris-Craft's stockholders.

            If the Chris-Craft transaction does not receive Federal Communications Commission ("FCC") approval or an Internal Revenue Service ("IRS") ruling enabling it to be accomplished in a manner that would permit the receipt of the preferred ADRs to be tax-free, the parties have agreed to modify the structure of the transaction such that each Chris-Craft stockholder will receive, in exchange for each share of Chris-Craft stock, $36 in cash and 1.2273 preferred ADRs. If the transaction closes after August 13, 2001, the consideration paid to Chris-Craft's stockholders will be increased by $1.00 per share. The receipt of the cash and preferred ADRs will be taxable pursuant to the restructured transaction.

            On August 13, 2000, News Corporation entered into separate merger agreements with two subsidiaries of Chris-Craft, BHC Communications Inc. ("BHC") and United Television, Inc. ("UTV"), to which NPAL and Fox Television Holdings, Inc. were also parties, pursuant to which BHC and UTV also will merge with a subsidiary of Buyer (the "BHC Merger" and the "UTV Merger", respectively, and the "BHC Merger Agreement" and the "UTV Merger Agreement", respectively).

            Pursuant to the BHC Merger Agreement, BHC will merge with a subsidiary of Buyer and each BHC stockholder will receive, in exchange for each share of BHC stock, a combination of $66 in cash and 2.2278 preferred ADRs. Alternatively, each BHC stockholder will be entitled to elect to receive, in exchange for each share of BHC stock, either $165 in cash or 3.7131 preferred ADRs; provided, however, that this election is subject to the limitation that 40 percent of the total consideration to be paid to BHC's stockholders in the transaction will be paid in cash and 60 percent in preferred ADRs. It is intended that the receipt of the preferred ADRs will be tax-free to BHC's stockholders.

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            If the BHC transaction does not receive FCC approval or an IRS ruling enabling the transaction to be accomplished in a manner that would permit the receipt of the preferred ADRs to be tax-free, the parties have agreed to modify the structure of the transaction such that each BHC stockholder will receive, in exchange for each share of BHC stock, $69.30 in cash and 2.3392 preferred ADRs. The receipt of the cash and preferred ADRs will be taxable pursuant to the restructured transaction.

            Pursuant to the UTV Merger Agreement, UTV will merge with a subsidiary of Buyer and each UTV stockholder will receive, in exchange for each share of UTV stock, a combination of $60 in cash and 2.0253 preferred ADRs. Alternatively, each UTV stockholder will be entitled to elect to receive, in exchange for each share of UTV stock, either $150 in cash or 3.3755 preferred ADRs; provided, however, that this election is subject to the limitation that 40 percent of the total consideration to be paid to UTV's stockholders in the transaction will be paid in cash and 60 percent in preferred ADRs. It is intended that the receipt of the preferred ADRs will be tax-free to UTV's stockholders.

            If the UTV transaction does not receive FCC approval or an IRS ruling enabling it to be accomplished in a manner that would permit the receipt of the preferred ADRs to be tax-free, the parties have agreed to modify the structure of the transaction such that each UTV stockholder will receive, in exchange for each share of UTV stock, $63 in cash and 2.1266 preferred ADRs. The receipt of the cash and preferred ADRs will be taxable pursuant to the restructured transaction.

            Consummation of each of the transactions with Chris-Craft, BHC and UTV is subject to certain closing conditions, including the receipt of regulatory and shareholder approvals.

            On August 13, 2000, News Corporation entered into a Voting Agreement (the "Chris-Craft Voting Agreement") among it, NPAL and Chris-Craft pursuant to which Chris-Craft agreed, among other things, to vote its shares of BHC Class A and Class B Common Stock in favor of the BHC Merger. On the same date, Chris-Craft executed a proxy (the "Chris-Craft Proxy") appointing two executive officers of Buyer as attorneys and proxies of Chris-Craft to vote Chris-Craft's shares of BHC Class A and Class B Common Stock in favor of the BHC Merger. Also on August 13, 2000, News Corporation entered into a Voting Agreement (the "BHC Voting Agreement") among it, NPAL and BHC pursuant to which BHC agreed, among other things, to vote its shares of UTV Common Stock in favor of the UTV Merger. On the same date, BHC executed a proxy (the "BHC Proxy") appointing two executive officers of Buyer as attorneys and proxies of BHC to vote BHC's shares of UTV Common Stock in favor of the UTV Merger.

            On August 13, 2000, News Corporation, NPAL, FEG Holdings, Inc. ("FEGH") and Fox Entertainment Group, Inc. ("FEG") entered into a Transfer Agreement (the "Transfer Agreement"), pursuant to which at the effective time of the mergers, or as soon thereafter as may be practicable, (a) in the case that Chris-Craft, BHC and UTV are merged into a subsidiary of Buyer, FEGH will transfer and assign (or cause the transfer and assignment of) all of the assets of Chris-Craft and its subsidiaries (subject to all liabilities of such entities, including liabilities incurred in connection with the mergers), except for $1.7 billion of cash, cash equivalents, marketable securities and other investments and the plastics business conducted by Chris-Craft and its subsidiaries, to FEG or a subsidiary of FEG, in exchange for the issuance by FEG to FEGH of 122,244,272 shares of Class A Common Stock of FEG; and (b) in the case

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that subsidiaries of Buyer are merged into Chris-Craft, BHC or UTV, FEG or a subsidiary of FEG will assume the obligations of NPAL under the merger agreements with Chris-Craft, BHC and UTV, will acquire Chris-Craft, BHC and UTV by merger, and FEG will issue to FEGH 114,462,900 shares of Class A Common Stock. Following the mergers described in clause (b), FEG shall cause the plastics business previously conducted by Chris-Craft and its subsidiaries to be transferred to News Corporation or a subsidiary of News Corporation (other than FEG and its subsidiaries). The Transfer Agreement has been approved by the Board of Directors and Audit Committee of FEG.

            On August 14, 2000, News Corporation issued a press release ("Press Release") with regard to the Chris-Craft Merger Agreement, the BHC Merger Agreement and the UTV Merger Agreement.

            The Chris-Craft Merger Agreement, the BHC Merger Agreement, the UTV Merger Agreement, the Chris-Craft Voting Agreement, the BHC Voting Agreement, the Chris-Craft Proxy, the BHC Proxy, the Transfer Agreement and the Press Release are incorporated herein by reference into this Item 5 and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

               (c)  Exhibits

                    2.1 Agreement and Plan of Merger, dated as of August 13, 2000, among Chris-Craft Industries, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc.

                    2.2 Agreement and Plan of Merger, dated as of August 13, 2000, among BHC Communications, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc.

                    2.3 Agreement and Plan of Merger, dated as of August 13, 2000, among United Television, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc.

                    10.1 Voting Agreement, dated as of August 13, 2000, among
                         The News Corporation Limited, News Publishing Australia Limited and Chris-Craft Industries, Inc.

                    10.2 Irrevocable Proxy, dated August 13, 2000, to vote the
                         Class A Common Stock and Class B Common Stock of BHC Communications, Inc.

                    10.3 Voting Agreement, dated as of August 13, 2000, among
                         The News Corporation Limited, News Publishing Australia Limited and BHC Communications, Inc.

                    10.4 Irrevocable Proxy, dated August 13, 2000, to vote
                         Common Stock of United Television, Inc.

                    10.5 Form of Transfer Agreement among The News Corporation
                         Limited, News Publishing Australia Limited, FEG Holdings, Inc. and Fox Entertainment Group, Inc.

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                    99.1 Press Release issued by The News Corporation Limited on
                         August 14, 2000

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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 23, 2000

                                               FOX ENTERTAINMENT GROUP, INC.



                                               By: /s/ John Nallen
                                                   -------------------------
                                                   John Nallen
                                                   Senior Vice-President

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                                  EXHIBIT INDEX


     2.1 Agreement and Plan of Merger, dated as of August 13, 2000, among Chris-Craft Industries, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc./1/

     2.2 Agreement and Plan of Merger, dated as of August 13, 2000, among BHC Communications, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc./2/

     2.3 Agreement and Plan of Merger, dated as of August 13, 2000, among United Television, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc./3/

     10.1 Voting Agreement, dated as of August 13, 2000, among The News Corporation Limited, News Publishing Australia Limited and Chris-Craft Industries, Inc./4/

     10.2 Irrevocable Proxy, dated August 13, 2000, to vote the Class A Common Stock and Class B Common Stock of BHC Communications, Inc./5/

     10.3 Voting Agreement, dated as of August 13, 2000, among The News Corporation Limited, News Publishing Australia Limited and BHC Communications, Inc./6/

     10.4 Irrevocable Proxy, dated August 13, 2000, to vote the Common Stock of United Television, Inc./7/

--------------------

     1 Incorporated by reference to exhibit number 2.1 on Form 8-K of Chris-Craft Industries, Inc. ("Chris-Craft"), filed with the Securities and Exchange Commission (the "Commission") on August 23, 2000.

     2 Incorporated by reference to exhibit number 2.1 on Form 8-K of BHC Communications, Inc. ("BHC"), filed with the Commission on August 23, 2000.

     3 Incorporated by reference to exhibit number 2.1 on Form 8-K of United Television, Inc. ("UTV"), filed with the Commission on August 23, 2000.

     4 Incorporated by reference to exhibit number 10.1 on Form 8-K of Chris-Craft, filed with the Commission on August 23, 2000.

     5 Incorporated by reference to exhibit number 10.2 on Form 8-K of Chris-Craft, filed with the Commission on August 23, 2000.

     6 Incorporated by reference to exhibit number 10.3 on Form 8-K of BHC, filed with the Commission on August 23, 2000.

     7 Incorporated by reference to exhibit number 10.4 on Form 8-K of BHC, filed with the Commission on August 23, 2000.

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     10.5 Form of Transfer Agreement among The News Corporation Limited, News
          Publishing Australia Limited, FEG Holdings, Inc. and Fox Entertainment Group, Inc.

     99.1 Press Release issued by The News Corporation Limited on August 14,
          2000

                                      -8-